EXHIBIT 10(s)

                            MASTER SERVICES AGREEMENT
                                     BETWEEN
                        SPRINT/UNITED MANAGEMENT COMPANY
                                       AND
                             TELEPHONE ACCESS, INC.



This MASTER SERVICES AGREEMENT ("Agreement") effective January 1, 1997 ("Effective Date"), between Sprint/United Management Company, a Kansas corporation ("Sprint"), with offices located at 2330 Shawnee Mission Parkway, Westwood Kansas and Telephone Access, Inc. dba TELAC, a Delaware corporation ("Supplier"), with offices at located at 2200 Clarendon Blvd., Suite 1109, Arlington VA, 22201.

The parties agree as follows:

1.       SERVICES

         1.1. This Agreement is for the provision of Services, including incidental deliverables or goods, to Sprint by Supplier, as authorized and specified in a written Contract Order, described below.

         1.2. Sprint will issue a written Contract Order to Supplier that will include:

                  1.2.1.   delivery or work performance location;

                  1.2.2.   invoicing instructions;

                  1.2.3.   incorporation of the terms of this Agreement; and

                  1.2.4. the contract number set forth in the upper right-hand corner of this Agreement.

         1.3. This Agreement does not authorize or commit Sprint to any quantity or dollar amount of Services. Supplier may not perform any Services without a Contract Order authorizing the Services, signed by both Sprint and Supplier.

         1.4. Supplier's performance will represent its best efforts and be of the highest


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                  professional standards. Sprint may inspect Supplier's
                  performance and Supplier will facilitate inspection. Sprint's inspection (or lack of inspection) will not be an acceptance of Services or a waiver of any right or warranty or preclude Sprint from rejecting defective Services.

         1.5. Sprint may change the Services by additional or revised drawings, specifications, exhibits or written change orders. If Supplier believes the compensation should be modified as a result of a change made by Sprint, Supplier must give Sprint written notice of claim within 7 days after notice of Sprint's change. Supplier must include with its notice a detailed estimate of the effect on compensation and the Contract Order. Supplier agrees to continue performance pending resolution of its claim. Supplier waives any claim not made by Supplier in accordance with this paragraph.

2.       COMPENSATION

         2.1. Rates. Sprint will pay Supplier in accordance with the billing rate set forth in the applicable Contract Order.

         2.2. Reimbursement. Supplier will be reimbursed for travel, living, and other expenses authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies.

         2.3. All travel (coach and economy class only) which is to be reimbursed by Sprint and/or its affiliates should be booked
                  through the Sprint Business Travel Center by calling   *   .
                  When making travel arrangements, please acknowledge that you are a supplier for Sprint. Booking through the Sprint Business Travel Center will allow for least cost to Sprint. The passenger flight coupon and travel itinerary must be attached to the Supplier's expense report.

         2.4. The Supplier's travel (coach and economy class only) expenditures should be



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                  appropriate to Sprint's business undertaken, and reasonable in the judgment of both Sprint and the Supplier. Foreimbursement, Supplier must submit original receipts greater
                  than   *   for meals (tear tab receipts are not accepted);
                  however, hotel, car rental, fuel for rental cars require receipts regardless of the amount. Supplier will be reimbursed for use of a personal vehicle for business purposes at the current rate (based on current IRS regulations) in effect, plus parking and toll fees. Supplier will utilize reasonable parking facilities and rates. Parking receipts are required
                  for reimbursement of   *   or more.

         2.5. Sprint will not reimburse Supplier for personal expenses including long distance phone calls.

         2.6. Taxes, Duties and Fees. Supplier is responsible for any local, state or federal sales, use or other excise taxes upon the fees to be paid by Sprint for the Services rendered by Supplier. In the event the governing law does not permit Supplier to absorb any such tax, such tax will be separately stated on the invoice and will be paid by Sprint in addition to the fees or other compensation owed supplier.

         2.7. Invoicing, Itemization and Payment Procedures. The Contract Order will state specific invoicing instructions.

         2.8. Supplier will invoice twice per month. Invoices must be sent in accordance with the invoicing instructions provided with the Contract Order. Supplier must maintain and submit itemized time records and expense reports with each invoice. Unless stated otherwise in the Contract Order, undisputed amounts will be paid within 30 days of receipt. Disputed amounts will be paid, if owed, within 30 days of resolution of the dispute.

         2.9. Right to Offset. Sprint, without waiver or limitation of any rights, may deduct (pound)rom any amounts due Supplier in connection with this Agreement, or any other Agreement between



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                  Supplier and Sprint, liquidated amounts owed by Supplier to
                  Sprint.

3.       AFFILIATE TRANSACTIONS

         3.1. This Agreement is entered into by Sprint on its own behalf and for the benefit of all Sprint Corporation affiliated entities ("Sprint Affiliates"). The term Sprint Affiliate includes: a) controlled Sprint Affiliates, meaning any entity in which Sprint Corporation or its wholly-owned affiliates has practical management control over the entity by virtue of majority stock ownership or an equivalent ownership interest,
                  b) uncontrolled Sprint Affiliates, meaning any entity in which Sprint Corporation directly or indirectly holds an equity or similar interest, but the interest does not give practical management control, or c) remote Sprint Affiliates, meaning parent entities of joint ventures of which Sprint or Sprint Affiliates are a part, telecommunications entities which have an affiliation with those joint ventures, and business customers of Sprint of Sprint Affiliates.

         3.2. Any controlled Sprint Affiliate may automatically execute a Contract Order under this Agreement. Upon approval by Sprint's Materials & Services Management Department ("M&SM"), Supplier will accept any uncontrolled Sprint Affiliate Contract Order, and may not unreasonably reject that offer. Upon notice by M&SM, any remote Sprint Affiliate Contract Order will be subject to negotiation between the parties. Supplier will refer inquiries regarding Contract Orders from remote and uncontrolled Sprint Affiliates to M&SM at the address listed below. All references to Sprint refer equally to Sprint Affiliates executing Contract Orders with terms in accordance with this Agreement. No commitment is made by Sprint or any Sprint Affiliate, nor any liabilities accepted, except that is set forth in a properly signed Contract Order. All communications and invoices must be directed to the Affiliate issuing the Contract Order under the instructions issued in the Contract



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                  Order. Services performed on behalf of any Sprint Affiliate will be billed to or collected from only that Affiliate. Only the Sprint Affiliate issuing a specific Contract Order under this Agreement will incur any obligation or liability to Supplier for any claim which may arise from or relate to that Contract Order.

                  3.2.1. Sprint Materials and Services Management Department Sprint Affiliate Contract Order ATTN: Lead Negotiator 903 East 104th Street Kansas City, MO 64131

4.       TERM AND TERMINATION

         4.1. The term of this Agreement begins on the Effective Date and ends December 31, 2001. The terms of this Agreement will continue in effect for any Contract Order that is outstanding at the time of termination under this Agreement or expiration of the term.

         4.2. This Agreement and any Contract Order may be terminated, in whole or in part, at any time with notice from Sprint without cause. Supplier will cease work on the termination date in Sprint's notice and take all reasonable actions to minimize
                  expenses applicable to terminated work.   *

         4.3.     Sprint may terminate this Agreement and any Contract Order,
                  upon   *   days prior written notice to Supplier upon the
                  occurrence of one or more of the following:

                  4.3.1.   In the event Supplier's productivity is, for one
                           month,  *   or less of the performance standards set
                           forth in the applicable Contract Order.

                  4.3.2.   In the event Supplier's productivity is for any one
                           month at least   *   but less than   *   of the
                           Performance Standards set forth in the applicable Contract Order, provided that Sprint has given



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                           Supplier   *    days notice of such failure to meet
                           Performance Standards and Supplier has failed to cure
                           such failure and meet the    *   level during the 30
                           days.

                  4.3.3. In the event Supplier submits to Sprint unconfirmed sales in excess of the levels set forth in the applicable Contract Order.

                  4.3.4. In the event of insolvency of Supplier or the institution of voluntary or involuntary proceedings in bankruptcy or under other insolvency laws, or in the event Supplier enters into a receivership, or makes an assignment or other arrangement with creditors for all or substantially all of its assets.

                  4.3.5. In the event of an assignment or attempted assignment by Supplier of all or any interest or right under this Agreement without the prior written consent of Sprint.

                  4.3.6. In the event of a civil judgment against Supplier or any officer, director or major stockholder of Suppler which in the opinion of Sprint, adversely affects the interests of the parties.

                  4.3.7. In the event there is any change in control or ownership of Supplier, whereby any new single owner has the authority to appoint a member of the corporate board of directors. Supplier must give
                           Sprint no less than    *   days written notice of any
                           such change.

                  4.3.8. In the event that there is a significant change in the Supplier's management team dedicated to the performance of the Services pursuant to this Agreement. Supplier's management team is composed of John Allen,



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                           Georges Andre, Susan Bykofsky, David Chong, Jared
                           Jordan and John Jordan.

         4.4.     Upon termination of this Agreement or any Contract Order,
                  Supplier must, within    *    days, return all data,
                  equipment, materials, and properties of Sprint.

5.       INDEPENDENT CONTRACTOR

         5.1. Supplier must comply with laws, regulations and orders relating to equal employment opportunity, workers' compensation, unemployment compensation and FICA. Upon request, Supplier will furnish Sprint with its EEO policies and procedures, verification of workers' compensation, unemployment compensation, FICA and the number of hours any individual performs Services for Sprint within any 12 consecutive month period.

         5.2. Supplier, its subcontractors, employees or agents are independent contractors for all purposes and at all times. Supplier has the responsibility for, and control over, the means and details of performing the Services, subject to Sprint's inspection. Supplier will provide all training, hiring, supervising, hours of work, work policies and procedures, work rules, compensation, payment for expenses and discipline and termination of its employees.

         5.3. Sprint will incur no responsibility or obligation to employees, agents, subcontractors or other parties utilized by Supplier to perform the Services set forth in this Agreement. Such person or parties will, at all times, remain employees, agents or subcontractors (whichever is applicable) of Supplier.

         5.4. Supplier is solely responsible for payment of wages, salaries, fringe benefits and other compensation of, or claimed by, Supplier's employees including, without limitations, contributions to any employee benefit, medical or savings plan and is responsible for all payroll taxes including, without limitation, the withholding and payment of



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                  all federal, state and local income taxes, FICA, unemployment taxes and all other payroll taxes. Supplier is also solely responsible for compliance with applicable Workers' Compensation laws with respect to maintenance of workers' compensation coverages on Supplier's employees. Supplier will indemnify and defend Sprint from all claims by any person, government or agency relating to payment of taxes and benefits, including without limitation, any penalties and interest which may be assessed against Sprint. Supplier will similarly indemnify and defend Sprint from all claims by any person or governmental agency which arise directly or indirectly from any failure by Supplier to comply with applicable Workers' Compensation laws with respect to maintenance of Workers' Compensation coverage on Supplier's employees.

         5.5. If Sprint determines that an employee, agent, or Subcontractor provided by Supplier is not providing satisfactory service, Sprint will advise Supplier and may require Supplier to remove that individual or Subcontractor. In the case of Supplier's employees, such request shall apply only to such employee's performance of the Services under this Agreement and shall not be intended nor construed by Supplier as directing or suggesting that Supplier terminate or discipline said employee. The employee's employment status with Supplier is in all circumstances a matter solely between the employee and Supplier. Sprint will only pay for Services actually performed by the removed individual or Subcontractor prior to Sprint's notice for removal and not for transportation, per diem, mobilization or other costs associated with replacing an individual or Subcontractor.

         5.6. Supplier will require its employees, agents and subcontractors to comply with the terms and conditions of this Agreement.

6.       PROPRIETARY INFORMATION

         6.1. Supplier acknowledges that while performing this Agreement it may have access to



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                  Sprint-owned trade secrets, including but not limited to
                  products, planned products, service or planned service, suppliers, customers, prospective customers, data, financial information, computer software, processes, methods, knowledge, inventions, ideas, marketing promotions, discoveries, current or planned activities, research, development or other information relating to Sprint's business activities or operations or those of its customers or suppliers ("Proprietary Information").

         6.2. This Agreement creates a confidential relationship between Sprint and Supplier. Supplier will keep Proprietary Information confidential and, except as authorized by Sprint in writing, Supplier may only use Proprietary Information to perform the Services as required under this Agreement, and may only make copies necessary for performing the Services. Sprint will label all Proprietary Information as proprietary to Sprint. Upon cessation of work, or upon Sprint's request, Supplier will return all documents and other materials in Supplier's control that contain or relate to Proprietary Information.

         6.3. Sprint may require signed Non-Disclosure Agreements from Supplier's employees, agents or subcontractors.

         6.4. Proprietary Information does not include information that Supplier can demonstrate by written documentation:

                  6.4.1. is rightfully known to Supplier prior to negotiations leading to this Agreement;

                  6.4.2. is independently developed by Supplier without any reliance on Proprietary Information; or

                  6.4.3. is or later becomes part of the public domain or is lawfully obtained by Supplier from a third party.




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         6.5.     Supplier agrees that during the performance of Services
                  Supplier will not perform the same or substantially similar services for any competitor of Sprint or any affiliate or subsidiary of a Sprint competitor in the same location where Supplier is performing Services for Sprint. The above notwithstanding, Supplier may continue performing competitor's
                  services at the same locations at volumes not to exceed   *
                  hours per month, for the same products and in the same
                  languages for services Supplier performed during     *     ,
                  and so long as the services are not performed by the same TSR's, Supervisors, or management personnel as are providing Services to Sprint. This provision will only become effective upon the issuance of at least one Contract Order under this Agreement. For the purposes of this Agreement, Supplier shall not be considered a competitor of Sprint Telecenters, Inc. or Asian American Council.

         6.6. Supplier acknowledges that disclosure of Proprietary Information by Supplier will cause irreparable injury to Sprint, its customers and other suppliers, that is inadequately compensable in monetary damages. Accordingly, Sprint may seek injunctive relief in any court of competent jurisdiction for the breach or threatened breach of this section, in addition to any other remedies in law or equity.

7.       OWNERSHIP

         7.1. All equipment, materials, drawings, software or data of every description that Supplier receives directly or indirectly from Sprint or from a third party on behalf of Sprint, or that is paid for, in whole or in part, by Sprint, is the property of Sprint ("Sprint-owned"). Supplier must mark all such property as Sprint-owned, and must return all Sprint-owned property to Sprint upon Sprint's request, or upon the termination or expiration of this Agreement, whichever is earlier. Supplier is responsible and must account for all Sprint-owned property, and bears the risk of loss while the property is in Supplier's possession. Sprint-owned



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                  property may only be used in Supplier's performance of this
                  Agreement. Sprint may inspect any agreements and associated records including invoices by which Supplier acquires Sprint-owned property.

         7.2. Supplier must promptly disclose and assign to Sprint all intellectual property generated directly at Sprint's expense, conceived or developed under this Agreement, including but not limited to Proprietary Information, inventions conceived or reduced to practice as a result of this Agreement and any resulting patents. Any works of authorship in any form of expression, including but not limited to manuals and software developed under this Agreement and paid for by Sprint, are works for hire and belong exclusively to Sprint. Supplier warrants to Sprint that Supplier's employees are subject to agreements which will secure Sprint's rights under this section.

         7.3. Supplier grants to Sprint a fully paid-up, worldwide license to utilize any work previously owned by Supplier but delivered to Sprint under this Agreement.

8.       SUPPLIER WARRANTIES

         8.1. Individuals assigned to provide Services will have the expertise, skills, training and professional education to perform the Services in a professional manner.

         8.2. Sprint will receive clear title to all goods incidental to Services performed as defined in the applicable Contract Order.

         8.3. Supplier warrants Services and goods to conform to the Contract Order specifications. Any materials and equipment that may be provided will be state of the art and in good working order. At Sprint's request and at no charge, Supplier will promptly correct defects or provide replacement Services for any non-conforming Services. If Supplier fails to correct
                  defects or replace Services within     *    days after written
                  notice, Sprint may do so and charge Supplier for the cost incurred.



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         8.4.     To the best of its knowledge, after investigation, neither
                  Supplier nor its personnel has any existing obligation that would violate or infringe upon the rights of third parties, including property, contractual, employment, trademark, trade secrets, copyright, patent, proprietary information and non-disclosure rights, that might affect Supplier's ability to fulfill Supplier's obligations under this Agreement.

         8.5. Supplier will not disclose or deliver any proprietary information of Supplier or any third party (such as software and documentation) to Sprint except pursuant to a written license agreement.

         8.6. Neither Supplier, nor any of Supplier's employees or agents, has offered or given anything of value to Sprint employees or agents to secure this Agreement.

         8.7. The prices stated for Services are at least as favorable as those charged to any other of Supplier's customers for the same or similar services.

         8.8. Inspection, test acceptance, payment or use by Sprint of the Services furnished do not affect Supplier's warranty obligations.

9.       SAFETY

         9.1.     Supplier will comply with all Occupational Safety & Health Act
                  (OSHA) regulations and all other applicable federal, state and local rules and regulations which may apply to performance of the Services. Supplier must immediately notify Sprint by telephone (followed by written confirmation within 24 hours) of any product or material used in providing Services which fails to comply with any applicable safety rules or standards of any government agencies (including the Environmental Protection Agency) or which contains a defect which could present a substantial risk to the public health or of injury to the public or the environment.

         9.2. If Supplier's work under this Agreement involves performance on Sprint's or its



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                  customers' premises, Supplier must take necessary precautions to prevent injury to persons or property during the work and adhere to security procedures of Sprint or its customers.

         9.3. Supplier is prohibited from carrying weapons or ammunition onto Sprint's premises or using or carrying weapons while performing work on Sprint's behalf or attending Sprint-sponsored activities. Supplier further agrees to comply with any postings or notices located at Sprint's premises regarding safety, security or weapons.

10.      SUBCONTRACTS

         10.1. Contractor may not subcontract any portion of the Services, without Sprint's prior written consent, and will remain fully liable for the work performed and for the acts or omissions of the subcontractor.

11.      FEDERAL REQUIREMENTS

         11.1. Federal Acquisition Requirements. If Sprint or the federal government determines that this Agreement supports specific requirements included in a Sprint contract or subcontract with the federal government, Supplier will be subject to certain federal procurement regulations contained in Sprint's contract or subcontract. Supplier will be subject only to federal procurement regulations that must be included in all subcontracts as a matter of law.

         11.2. Subcontracting Opportunities. Supplier must make an accounting of dollars that are subcontracted to firms that are Small Businesses under Small Disadvantaged Businesses, or Women-Owned Businesses under Small Business Administration regulations. These dollars will be reported in writing to the following address:

                                    Small Business Coordinator
                                    Sprint
                                    903 E. 104th Street
                                    Kansas City, MO 64131




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12.      LIABILITY AND INDEMNIFICATION

         12.1. Supplier agrees to release, irrevocably and forever, Sprint, and will defend, pay all judgments, expenses, and costs (including attorney fees) and generally indemnify, defend and hold Sprint harmless from all liability, suit, claim or proceeding ("claims") resulting from the performance or non-performance of this Agreement brought against Sprint by any person for any damage, loss or destruction of any kind, including, without limitation, loss to any property or for any personal injury, including, without limitation, death, defamation and invasion of privacy, to any person, including without limitation any personnel of Sprint or Supplier, to the extent the loss, destruction, injury or death results or allegedly results, from the act, negligence, error, omission or willful misconduct or breach of this Agreement by Supplier.

         12.2. Supplier, to the extent it is responsible, agrees to handle and defend all claims brought against Sprint or Sprint's customers, including without limitation, Sprint's lessees, bailees, transferees and assigns, so far as based on any claim that the Services performed, or the goods furnished or manufactured by Supplier in the course of this Agreement or any resulting use or sale of any work, Service or goods constitutes an infringement of any patent or copyright of any country, or misappropriation of any trade secret, or constitutes a breach of any moral right, right of publicity, or intellectual property right.

         12.3. If, as the result of Supplier's infringement as set out above, the sale or use of the goods or Services is enjoined, Supplier must, at Sprint's option and Supplier's expense, either:

                  12.3.1. procure for Sprint and its customers the right to use the goods or Services; or




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                  12.3.2.  replace the goods or Services with equivalent
                           non-infringing goods or Services; or

                  12.3.3. modify the goods or Services so they become non-infringing; or

                  12.3.4. remove the goods or Services and refund the purchase price, including transportation, installation, removal and other incidental charges.

         12.4. Sprint will notify Supplier in writing of any claims, and will provide information, assistance and authority for Supplier's handling and defense of the claim.

         12.5. Notwithstanding Supplier's obligations to handle and defend all claims as set forth above, Sprint may, at Sprint's sole option, take whatever action it deems reasonable and appropriate in the handling, defense, or settlement of any claim. However, Sprint will notify Supplier in writing of any proposed settlement of a claim. Supplier will be bound to indemnify Sprint for the proposed settlement amount, unless
                  within    *   days of notice, Supplier brings an arbitration
                  action to determine whether or not the proposed settlement amount is reasonable. Sprint will not be precluded from settling any claim, but Supplier will only be required to indemnify Sprint for the amount held to be reasonable and apportioned to Supplier's fault, by the arbitration proceeding.

         12.6. Except for the indemnity provisions of this Agreement, neither party will be liable to the other for special, indirect or consequential loss or damage whether or not such loss or damage is caused by the fault or negligence of that party, its employees, agents, or subcontractors.

13.      INSURANCE

         13.1. Supplier will obtain and maintain during the term of this Agreement with financially reputable insurers, licensed to do business in all jurisdictions where work is performed



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                  and that are reasonably acceptable to Sprint, not less than the following insurance:

         13.2. Workers' Compensation as required under any Workers' Compensation or similar law in the jurisdiction where work is performed, with an Employer's Liability limit of not less
                  than    *    per accident.

         13.3. Commercial General Liability, including coverage for Contractual Liability and Products/Completed Operations Liability, with a limit of not less than * combined single limit per occurrence for bodily injury, personal injury and property damage liability, naming Sprint as an additional insured.

         13.4. Business Auto insurance covering the ownership, maintenance or use of any owned, non-owned or hired automobile with a limit
                  of not less than     *    combined single limit per accident
                  for bodily injury and property damage liability, naming Sprint as an additional insured.

         13.5. "All Risk" Property insurance covering not less than the full replacement cost of Supplier's and subcontractor's, if any, personal property while on a Sprint work location.

         13.6. Certificates of Insurance. Supplier must, as a material condition of this Agreement, prior to commencement of any work and prior to any renewal of insurance, deliver to Sprint a certificate of insurance, satisfactory in form and content to Sprint, evidencing that the above insurance is in force and will not be canceled or materially altered without first giving Sprint 30 days prior written notice.

         13.7. Nothing contained in this section limits Supplier's liability to Sprint to the limits of insurance certified or carried.

14.      RIGHT OF AUDIT

         14.1. Supplier will maintain all records pertaining to Services performed for a period of at



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                  least 3 years after final payment. Sprint may audit, copy and inspect the records at reasonable times during the term of this Agreement and for the 3-year period to verify costs.

         14.2. Sprint or its authorized representative will have the right to audit Supplier's performance under this Agreement.

15.      NOTICE

         15.1. Communications relating to this Agreement except for delivery or invoicing instructions set forth in the Contract Order, must be identified by the Contract number, and the Contract Order number and communicated by certified mail, return receipt requested, telex, facsimile or overnight mail to the following addresses or as may be later designated by written notice of the other party:

                  Sprint:          *
                                   Sprint
                                   10951 Lakeview Drive
                                   Lenexa Kansas 66219
                                   Mailstop KSLNXA0120
                                   Phone:       *
                                   Fax:         *

                  Supplier: John Jordon
                                   Telac
                                   2200 Clarendon Blvd
                                   Suite 1109,
                                   Arlington VA, 22201
                                   Phone: 703-516-6414
                                   Fax: 703-812-9552

16.      ARBITRATION

         16.1. Arbitration. Any dispute arising out of or relating to this Agreement, including any issues relating to arbitrability or the scope of this arbitration clause, will be finally settled by arbitration in accordance with the rules of the American Arbitration Association applying the substantive law of Kansas without regard to any conflict of laws provision. The arbitration will be governed by the United States Arbitration Act, 9



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                  U.S.C. ss. 1, et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, Missouri metropolitan area. The arbitrator(s) are not empowered to award damages in excess of compensatory damages and each party waives any damages in excess of compensatory damages.

         16.2. Notwithstanding the foregoing, Sprint may bring a claim for injunctive relief as provided in Section 6.6 in any court of competent jurisdiction without first submitting the claim to arbitration.

         16.3. Continuing Performance. Supplier agrees to continue performance during the pendency of any dispute, unless performance is terminated by Sprint under Section 4.

         16.4. Limitation of Claims. No claim for payment for Services may be brought by Supplier after Sprint has made final payment to Supplier. Claims made by Supplier may only be brought against the Sprint Affiliate which issued the Contract Order giving rise to the claim.

17.      GENERAL

         17.1. Supplier Performance. Time is of the essence in Supplier's performance. Sprint is not obligated to pay for Services performed or goods delivered which do not conform to the Contract Order.

         17.2. Material/Mechanic's Lien. Supplier will promptly pay for all services, materials, equipment, labor used under this Agreement, and will hold Sprint harmless from all losses, expenses, and liabilities connected with Supplier's failure to promptly pay for services, materials equipment or labor and will keep Sprint premises free of claims or liens. Supplier will furnish Sprint with a list of all its subcontractors before work is performed on premises by subcontractors. Supplier will furnish Sprint with lien waivers from all subcontractors.

         17.3. Ethics Code. Supplier agrees to comply with Sprint's Code of Ethics, where applicable, a copy of which is attached to this Agreement and is incorporated in this Agreement.

         17.4. Assignment. Sprint may assign this Agreement to any Sprint Affiliate without the consent of Supplier. Otherwise, the parties agree that this Agreement is personal in nature and neither party may assign this Agreement or any of its rights or delegate its obligations without the prior written consent of the other party.

         17.5. Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Kansas without regard to any conflict of laws provision.

         17.6. Laws and Regulations. Supplier will comply with all local, municipal, state, federal and governmental laws, orders, codes and regulations in the performance of this Agreement and any Contract Orders.

         17.7. Permits and Licenses. Supplier will obtain and keep current at Supplier's expense all governmental permits, certificates and licenses (including professional licenses, if applicable) necessary for Supplier to perform the Services.

         17.8. Waiver. The waiver of a breach of any term or condition of this Agreement will not constitute the waiver of any other breach of the same or any other term.

         17.9. Severability. If any provision of this Agreement is held to be unenforceable, the remaining provisions will remain in effect, to be construed as if the unenforceable provisions were originally deleted.

         17.10.   Survival. Numbered provisions 6, 7, 8, 10, 12, 13, 14, 16.1,
                  17.5, and 17.11 will survive the termination or expiration of this Agreement, in addition to any other provisions that by their content are intended to survive the performance, termination or cancellation of this Agreement.

         17.11. Publicity. Supplier will not, without Sprint's prior written consent:

                  17.11.1. make any news release, public announcement, denial or confirmation of this Agreement or its subject matter; or

                  17.11.2. in any manner advertise or publish the fact of this
                           Agreement.

         17.12. Remedies. All rights and remedies of the parties, in law or equity, are cumulative and may be exercised concurrently or separately. The exercise of one remedy will not be an election of that remedy to the exclusion of other remedies.

18.      ENTIRE AGREEMENT

         18.1. This Agreement, together with the Contract Orders, constitutes the entire Agreement between Sprint and Supplier with respect to the subject matter contained and supersedes all inquiries, proposals, agreements, negotiations and commitments, whether written or oral prior to the Effective Date. This Agreement may not be amended or modified except by written document signed by both parties. In the event of an inconsistency between the terms of this Agreement and those of a Contract Order, the provisions of the Contract Order control.


SIGNED:


SPRINT/UNITED MANAGEMENT COMPANY            TELEPHONE ACCESS, INC.
                                            dba TELAC



--------------------------------             -----------------------------------
(signature)                                  (signature)



--------------------------------             -----------------------------------
(print name)                                 (print name)



--------------------------------             -----------------------------------
(title)                                      (title)



--------------------------------             -----------------------------------
(date)                                       (date)

------------------------------------------------
* Confidential portion of Exhibit 10(s) that has been omitted and filed separately with the Securities and Exchange Commission.

                             TELEPHONE ACCESS, INC.

                          CONTRACT ORDER NO. CK7113401

This Contract Order is issued pursuant to the Master Services Agreement (the Agreement) number CM7113400 between Sprint/United Management Company, a Kansas corporation ("Sprint"), with offices located at 2330 Shawnee Mission Parkway, Westwood Kansas and Telephone Access, Inc. dba TELAC, a Delaware corporation ("TELAC"), with offices at located at 2200 Clarendon Blvd., Suite 1109, Arlington, VA, 22201.

Pursuant to this Contract Order and the terms of the Agreement, TELAC agrees to supply and perform certain services related to the project as set out more fully below, in consideration of the payment by Sprint at the rates set out.

This contract order is for a specific project within the market(s) defined by Sprint as the Asian-American Markets. The services TELAC will provide for this market concentration will include Third Party Verification.

1.       Project

         1.1. Telephone Service Representatives (TSRs) employed by TELAC shall receive or make calls on 800 numbers set up by Sprint and attempt to sell Sprint's telecommunications services to potential customers and to gather from potential customers certain information reasonably requested by Sprint. TELAC shall use Sprint's telecommunications network for all callers on the 800 Numbers.

         1.2. Outbound telemarketing is limited to 9:00 am to 9:00 pm local time of destination of call, Monday through Sunday. No calls made on legal holidays or on agreed upon traditional ethnic holidays.

         1.3. Sprint will provide leads, in sufficient quantity, on 6250 BPI, 9 track magnetic tape or other mutually acceptable mediums.

         1.4. TELAC shall provide a dedicated project manager at no cost to oversee and manage the TSRs and to act as the primary contact with Sprint.

         1.5. TELAC shall make available to Sprint a dedicated work space (with reasonable privacy and access to a telephone, analog line and electrical outlets) on TELAC's premises for use by Sprint's project manager during reasonable visits to TELAC's premises. TELAC may utilize such work space for other purposes when Sprint's project manager is not visiting TELAC's premises.

         1.6. TELAC shall provide, at no cost, at least one Quality Development Representative "QDR" per 25 TSRs (defined as the TELAC employee(s) who are responsible for quality development of the services provided hereunder).

         1.7. Supplier's QDRs will monitor each (TSR) at least once per shift.

         1.8. To the extent permitted by law and at Sprint's expense, Sprint may remote monitor the TSRs.

         1.9. Sprint will make E-mail available between Sprint and TELAC, at no charge.

         1.10. TELAC shall transmit orders to Sprint daily through mutually agreed upon data transmission method.

         1.11. TELAC shall provide terminals, telephones and any other equipment necessary to bring connectivity to each desktop.

                  1.11.1. TELAC shall provision and support all TSR workstation hardware for connection to Sprint owned AS400 controllers.

                  1.11.2. TELAC shall bear all costs associated with the purchase and operation of the TSR workstations. Such workstations shall be connected in a local area network ("LAN") with sufficient security to prevent unauthorized access to Sprint information, and have at least the following characteristics:

                           *

                  1.11.3. TELAC phone equipment shall posses the ability to display unique DNIS of incoming call to the individual TSR workstation for specific script adherence.

                  1.11.4. TELAC shall be responsible for the cost of all facility telephone hardware and software. Sprint shall provide Tl's and CSU's/DSU's. The CSU/DSU will be the Sprint Demarc.

                  1.11.5. TELAC shall be responsible for all voice connections and equipment past the CSU/DSU.

                  1.11.6.  *

                  1.11.7. TELAC shall provide compatibility with Sprint's network routing product for acceptance of inbound overflow calls.

         1.12.    Supplier shall provide the following written reports to
                  Sprint:

                  1.12.1.  Daily Sales Report (format provided by Sprint).

                  1.12.2. Weekly and monthly sales forecasts, planned sales activities reports.

                  1.12.3.  Customer complaints and disposition, as required.

                  1.12.4. A monthly reconciliation of work done on the lead lists is to be sent to Sprint no later than the fifth workday after the end of the preceding month. This reconciliation needs to be program specific.

         1.13.    Supplier will transmit all sales within    *   hours, and will
                  transmit sales on-line or batch daily. Supplier will transmit
                  a minimum of    *     of all outbound orders using the on-line
                  verification transfer process.

         1.14. If a customer requests information Supplier will provide that customer's name, address, phone number, and type of information the customer wants within 24 hours of the request to Sprint for fulfillment.

         1.15.    Sprint will verify all sales transmitted within    *    hours.
                  After   *    hours, if Sprint cannot contact the customer the
                  sale will go to the ballot letter verification process, if
                  applicable. Sprint will make no less than    *    contact
                  attempts in the    *     hour window. If any unusual
                  circumstances exist with the account that will affect Sprint's ability to verify the account within the * hour window, that information must be noted in the note field on the sale transmission by Supplier. Supplier shall comply with Sprint's direction on the order in which leads or prospects supplied by Sprint should be contacted. Supplier will have the ability to target leads by time zone.

         1.16.    Supplier may make no more than    *     attempts to contact
                  prospective leads supplied by Sprint. Additionally, Supplier may only contact customers once, unless specifically requested by the customer, or in the event a second contact is required to ensure the quality of the sale.

2.       Term

         2.1. The initial Term of this Contract Order shall commence on January 1, 1997 and end on June 30, 1999. Unless one of the Parties gives notice to the other of its intent to either renegotiate or terminate this Contract Order at least ninety
                  (90) days prior to the end of the initial Term or any successive Term, this Contract Order shall be automatically renewed for a Term of twelve months.

         2.2. Upon the expiration of the Term or earlier termination of this Contract Order:

                  2.2.1. both parties shall cooperate in the orderly winding-up of their relationship under this Contract Order;

                  2.2.2.   for a period not to exceed    *    days and subject
                           to the parties' mutual agreement as to the amounts of the applicable charges, TELAC shall assist Sprint by providing any Services set forth in this Contract Order as requested by Sprint subject to payment (or prepayment if requested by TELAC) by Sprint of the charges applicable hereunder at the mutually agreed upon amounts; and

                  2.2.3. both parties will coordinate the return or destruction of Proprietary Information as provided in
                           Section 7 of the Master Agreement.

3.       Services and Rates

3.1. TELAC shall provide Sprint with the following Services and Sprint shall pay TELAC for such Services at the particular rates also identified.

         3.1.1. TSR Services. "TSRs" are TELAC personnel that are designated by TELAC to receive and respond to inbound telephone inquiries from, and to initiate and conduct outbound telephone inquires to, customers regarding Sprint programs and/or other products or services and to perform other services mutually agreed upon, including without limitation, data entry. this Contract Order, TSRs shall include working supervisor TSRs. TELAC shall provide the following "TSR Services":

                  3.1.1.1. TELAC's TSRs shall, pursuant to the terms of this
                           Contract Order, comply with all scripts (which may include credit card verification procedures.)

                  3.1.1.2.    *     "Station Time" shall be the time that a
                           trained TSR is signed into the Rockwell Dialer/ACD system and is ready and available to perform TSR Services and to perform call wrap-up procedures.

                                                   *

                                    If for any reason the TELAC automated
                           operating system that tracks Station Time is not functioning or otherwise does not track Station Time, then Station Time will be calculated manually by TELAC, subject to Sprint's audit rights hereunder.

         3.1.2. Training. As used herein, "Trainee" shall mean TELAC TSRs and QDRs needing Sprint Product training, and "Training" shall mean training of Trainees with respect to the Services to be provided by TELAC to Sprint hereunder, including without limitation new programs and product training and new hire training. Sprint shall reasonably determine the amount of training required for any particular program or product. Any training required above the designated amount shall not be charged to Sprint. Sprint shall not be responsible to pay for training of new TSRs that, as a result of turnover (not attributable to Sprint), who are hired specifically to replace previously trained TSRs. TELAC will inform Sprint in advance on necessary Training.

                  3.1.2.1.  *

         3.1.3. Travel. TELAC will be reimbursed for travel, living, and other expenses, outside the normal course of business if authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies and approved by Sprint in writing, as set out in the Agreement.

3.2.     Incentives.
         TELAC shall, at its sole expense, pay TSRs and other TELAC personnel performing services under this Contract Order monetary and/or non-monetary incentives similar to those incentives offered directly by TELAC (which are not reimbursed by any one person) to TELAC personnel performing similar services for other similar TELAC clients. Such incentive programs shall be designed to, among other things, reward call handling efficiencies, quality and accuracy.

3.3.     Bonus.
         Sprint may, at Sprint's sole expense and discretion, offer and pay monetary and/or non-monetary bonuses to TELAC for its performance of Services under this Contract Order. While the parties recognize and agree that Sprint may in its sole discretion modify and/or terminate any such bonus programs, such modifications and/or terminations may not be applied by Sprint retroactively to performance incentives previously agreed to by the parties. Sprint agrees to make all bonus payments to TELAC and shall not make direct payments of cash or other incentives directly to TELAC personnel.

4.       Invoicing

         4.1. Invoices submitted by TELAC will describe the Services rendered during the invoice period, will identify any other authorized expenses incurred in the performance of Services hereunder, and will make reference to the Master Agreement and this Contract Order number. All invoices will be sent to the following address or to such other address as designated by Sprint in writing:

                           ORIGINAL:    Sprint
                                        10951 Lakeview
                                        Lenexa, KS 66219
                                        Attention: Finance
                                        Phone:       *
                                        Fax:         *
5.       Staffing Levels

         5.1. Sprint will provide to TELAC, at least fifteen (15) days in advance, the projected hours, designated by language and environment, as well as the Sales Per Hour, that Sprint wants TELAC to provide during the coming calendar month.

6.       Performance Standards

         6.1. In performing the Services, TELAC agrees to meet the following Performance Standards. Performance Standards may be modified by mutual agreement of the parties. All Performance Standards, as applicable, shall be measured on a weekly basis, as described below. All Performance Standards shall be measured at the Project level and not at the individual TSR level.

         6.2. Performance Standard for Sales Per Hour (SPH) is to be defined as number of "A"-Status sales per TSR station hour billed.

         6.3. An "A" status sale shall represent an order that has achieved a rating as an "active" (A-Status) account in Sprint's AMOS system.

         6.4. An "unconfirmed" sale shall represent an order that has been canceled because of Sprint's verification processes, and must not be subject to revocation by either the customer or the local exchange company based on a claim that the order was unauthorized. At minimum, verification will confirm the following order information with the customer which placed the order:

                  6.4.1.   Order confirmed;

                  6.4.2. Confirmation that the customer was sold an appropriate Sprint service;

                  6.4.3.   Name, address and phone number confirmed;

                  6.4.4. Customer's understanding and willingness to pay local exchange company PIC change charge confirmed.

         6.5.     The following minimum performance standards shall apply:

                  6.5.1.   Outbound:

                           6.5.1.1. An "A"-Status SPH per TSR station hour as
                                    defined by Sprint    *    days prior to each
                                    new month. SPH may vary by program.

                           6.5.1.2. Unconfirmed sales must not exceed    *   of
                                    total monthly sales.

                  6.5.2.   Inbound:

                           6.5.2.1. Handle an average number of calls per TSR
                                    station hour, as defined by Sprint in
                                    writing    *   days prior to each new month.
                                    Average handled per hour may vary by
                                    program.

                           6.5.2.2. An "A"-Status close ratio as defined by
                                    Sprint in writing   *    days prior to each
                                    new month. Close ratios may vary by program.

                           6.5.2.3. Abandonment rate not to exceed   *   in any
                                    month

                           6.5.2.4. Unconfirmed sales must not exceed * of
                                    total monthly sales

         6.6. TELAC and Sprint will review TELAC's performance under this Contract Order in comparison to the Performance Standards at least monthly and determine the priorities and plans for the execution of future work. The reviews will be prepared in any reasonable format to meet the needs of Sprint. TELAC and Sprint will mutually agree on any changes to the Performance Standards at this time.

7.       Incorporation of Terms of Master Agreement

         7.1 This Contract Order is entered into by the parties pursuant to the Master Services Agreement, Contract Number CM7113400. All of the terms, provisions and conditions of the Master Services Agreement are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were fully set forth in this Contract Order. By their execution and delivery of this Contract Order, the parties hereby reaffirm all of the terms, provisions and conditions of the Master Services Agreement.

SIGNED

SPRINT/UNITED MANAGEMENT COMPANY               TELEPHONE ACCESS, INC.


--------------------------------               -----------------------------
         (Signature)                                    (Signature)

--------------------------------               ------------------------------
         (Print Name)                                   (Print Name)

--------------------------------               ------------------------------
         (Title)                                        (Title)

---------------------------------              ------------------------------
         (Date)                                         (Date)

-------------------------------------------
* Confidential portion of Exhibit 10(s) that has been omitted and filed separately with the Securities and Exchange Commission.

                             TELEPHONE ACCESS, INC.

                          CONTRACT ORDER NO. CK7113402

This Contract Order is issued pursuant to the Master Services Agreement (the Agreement) number CM7113400 between Sprint/United Management Company, a Kansas corporation ("Sprint"), with offices located at 2330 Shawnee Mission Parkway, Westwood Kansas and Telephone Access, Inc. dba TELAC, a Delaware corporation ("TELAC"), with offices at located at 2200 Clarendon Blvd., Suite 1109, Arlington, VA, 22201.

Pursuant to this Contract Order and the terms of the Agreement, TELAC agrees to supply and perform certain services related to the project as set out more fully below, in consideration of the payment by Sprint at the rates set out.

This contract order is for a specific project within the market(s) defined by Sprint as the College and Domestic Markets. The services TELAC will provide for this market concentration will include Outbound and Inbound Sales.

1.       Project

         1.1. Telephone Service Representatives (TSRs) employed by TELAC shall receive or make calls on 800 numbers set up by Sprint and attempt to sell Sprint's telecommunications services to potential customers and to gather from potential customers certain information reasonably requested by Sprint. TELAC shall use Sprint's telecommunications network for all callers on the 800 Numbers.

         1.2. Outbound telemarketing is limited to 9:00 am to 9:00 pm local time of destination of call, Monday through Sunday. No calls made on legal holidays or on agreed upon traditional ethnic holidays.

         1.3. Sprint will provide leads, in sufficient quantity, on * track magnetic tape or other mutually acceptable mediums.

         1.4. TELAC shall provide a dedicated project manager at no cost to oversee and manage the TSRs and to act as the primary contact with Sprint.

         1.5. TELAC shall make available to Sprint a dedicated work space (with reasonable privacy and access to a telephone, analog line and electrical outlets) on TELAC's premises for use by Sprint's project manager during reasonable visits to TELAC's premises. TELAC may utilize such work space for other purposes when Sprint's project manager is not visiting TELAC's premises.

         1.6. TELAC shall provide, at no cost, at least one Quality Development Representative "QDR" per * (defined as the TELAC employee(s) who are responsible for quality development of the services provided hereunder).

         1.7. Supplier's QDRs will monitor each (TSR) at least once per shift.

         1.8. To the extent permitted by law and at Sprint's expense, Sprint may remote monitor the TSRs.

         1.9. Sprint will make E-mail available between Sprint and TELAC, at no charge.

         1.10. TELAC shall transmit orders to Sprint daily through mutually agreed upon data transmission method.

         1.11. TELAC shall provide terminals, telephones and any other equipment necessary to bring connectivity to each desktop.

                  1.11.1. TELAC shall provision and support all TSR workstation hardware for connection to Sprint owned * controllers.

                  1.11.2. TELAC shall bear all costs associated with the purchase and operation of the TSR workstations. Such workstations shall be connected in a local area network ("LAN") with sufficient security to prevent unauthorized access to Sprint information, and have at least the following characteristics:

                          *

                  1.11.3. TELAC phone equipment shall posses the ability to display unique DNIS of incoming call to the individual TSR workstation for specific script adherence.

                  1.11.4. TELAC shall be responsible for the cost of all facility telephone hardware and software. Sprint shall provide * .

                  1.11.5. TELAC shall bc responsible for all voice connections and equipment past the CSU/DSU.

                  1.11.6. TELAC shall provide controllers, * to connect to Sprint's * .

                  1.11.7. TELAC shall provide compatibility with Sprint's network routing product for acceptance of inbound overflow calls.

         1.12.    Supplier shall provide the following written reports to
                  Sprint:

                  1.12.1.  Daily Sales Report (format provided by Sprint).

                  1.12.2. Weekly and monthly sales forecasts, planned sales activities reports.

                  1.12.3.  Customer complaints and disposition, as required.

                  1.12.4. A monthly reconciliation of work done on the lead lists is to be sent to Sprint no later than the fifth workday after the end of the preceding month. This reconciliation needs to be program specific.

         1.13. Supplier will transmit all sales within * hours, and will transmit sales on-line or batch daily. Supplier will transmit
                  a minimum of    *    of all outbound orders using the on-line
                  verification transfer process.

         1.14. If a customer requests information Supplier will provide that customer's name, address, phone number, and type of
                  information the customer wants within    *    hours of the
                  request to Sprint for fulfillment.

         1.15.    Sprint will verify all sales transmitted within   *    hours.
                  After   *    hours, if Sprint cannot contact the customer the
                  sale will go to
                  the ballot letter verification process, if applicable. Sprint
                  will make no less than * contact attempts in the    *   hour
                  window. If any unusual circumstances exist with the account that will affect Sprint's ability to verify the account within
                  the    *   hour window, that information must be noted in the
                  note field on the sale transmission by Supplier. Supplier shall comply with Sprint's direction on the order in which leads or prospects supplied by Sprint should be contacted. Supplier will have the ability to target leads by time zone.

         1.16. Supplier may make no more than 10 attempts to contact prospective leads supplied by Sprint. Additionally, Supplier may only contact customers once, unless specifically requested by the customer, or in the event a second contact is required to ensure the quality of the sale.

2.       Term

         2.1. The initial Term of this Contract Order shall commence on January 1, 1997 and end on June 30, 1999. Unless one of the Parties gives notice to the other of its intent to either renegotiate or terminate this Contract Order at least * days prior to the end of the initial Term or any successive Term, this Contract Order shall be automatically renewed for a Term of twelve months.

         2.2. Upon the expiration of the Term or earlier termination of this Contract Order:

                  2.2.1. both parties shall cooperate in the orderly winding-up of their relationship under this Contract Order;

                  2.2.2.   for a period not to exceed   *    days and subject
                           to the parties' mutual agreement as to the amounts of the applicable charges, TELAC shall assist Sprint by providing any Services set forth in this Contract Order as requested by Sprint subject to payment (or prepayment if requested by TELAC) by Sprint of the charges applicable hereunder at the mutually agreed upon amounts; and

                  2.2.3. both parties will coordinate the return or destruction of Proprietary Information as provided in
                           Section 7 of the Master Agreement.

3.       Services and Rates

3.1. TELAC shall provide Sprint with the following Services and Sprint shall pay TELAC for such Services at the particular rates also identified.

         3.1.1.   TSR Services.
                  "TSRs" are TELAC personnel that are designated by TELAC to receive and respond to inbound telephone inquiries from, and to initiate and conduct outbound telephone inquires to, customers regarding Sprint programs and/or other products or services and to perform other services mutually agreed upon, including without limitation, data entry. this Contract Order, TSRs shall include working supervisor TSRs. TELAC shall provide the following "TSR Services":

                  3.1.1.1. TELAC's TSRs shall, pursuant to the terms of this
                           Contract Order, comply with all scripts (which may include credit card verification procedures.)

                  3.1.1.2. * "Station Time" shall be the time that a trained TSR is signed into the Rockwell Dialer/ACD system and is ready and available to perform TSR Services and to perform call wrap-up procedures.

                                                     *

                                    If for any reason the TELAC automated
                           operating system that tracks Station Time is not functioning or otherwise does not track Station Time, then Station Time will be calculated manually by TELAC, subject to Sprint's audit rights hereunder.

         3.1.2.   Training.
                  As used herein, "Trainee" shall mean TELAC TSRs and QDRs needing Sprint Product training, and "Training" shall mean training of Trainees with respect to the Services to be provided by TELAC to Sprint hereunder, including without limitation new programs and product training and new hire training. Sprint shall reasonably determine the amount of training required for any particular program or product. Any training required above the designated amount shall not be charged to Sprint. Sprint shall not be responsible to pay for training of new TSRs that, as a result of turnover (not attributable to Sprint), who are hired specifically to replace previously trained TSRs. TELAC will inform Sprint in advance on necessary Training.

                  3.1.2.1. *

         3.1.3. Travel. TELAC will be reimbursed for travel, living, and other expenses, outside the normal course of business if authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies and approved by Sprint in writing, as set out in the Agreement.

3.2.     Incentives.
         TELAC shall, at its sole expense, pay TSRs and other TELAC personnel performing services under this Contract Order monetary and/or non-monetary incentives similar to those incentives offered directly by TELAC (which are not reimbursed by any one person) to TELAC personnel performing similar services for other similar TELAC clients. Such incentive programs shall be designed to, among other things, reward call handling efficiencies, quality and accuracy.

3.3.     Bonus.
         Sprint may, at Sprint's sole expense and discretion, offer and pay monetary and/or non-monetary bonuses to TELAC for its performance of Services under this Contract Order. While the parties recognize and agree that Sprint may in its sole discretion modify and/or terminate any such bonus programs, such modifications and/or terminations may not be applied by Sprint retroactively to performance incentives previously agreed to by the parties. Sprint agrees to make all bonus payments to TELAC and shall not make direct payments of cash or other incentives directly to TELAC personnel.

4.       Invoicing

         4.1. Invoices submitted by TELAC will describe the Services rendered during the invoice period, will identify any other authorized expenses incurred in the performance of Services hereunder, and will make reference to the Master Agreement and this Contract Order number. All invoices will be sent to the following address or to such other address as designated by Sprint in writing:

                  ORIGINAL:   Sprint
                              10951 Lakeview
                              Lenexa, KS 66219
                              Attention: Finance
                              Phone:        *

                              Fax:           *

5.       Staffing Levels

         5.1. Sprint will provide to TELAC, at least * days in advance, the projected hours, designated by language and environment, as well as the Sales Per Hour, that Sprint wants TELAC to provide during the coming calendar month.

6.       Performance Standards

         6.1. In performing the Services, TELAC agrees to meet the following Performance Standards. Performance Standards may be modified by mutual agreement of the parties. All Performance Standards, as applicable, shall be measured on a weekly basis, as described below. All Performance Standards shall be measured at the Project level and not at the individual TSR level.

         6.2. Performance Standard for Sales Per Hour (SPH) is to be defined as number of "A"-Status sales per TSR station hour billed.

         6.3. An "A" status sale shall represent an order that has achieved a rating as an "active" (A-Status) account in Sprint's AMOS system.

         6.4. An "unconfirmed" sale shall represent an order that has been canceled because of Sprint's verification processes, and must not be subject to revocation by either the customer or the local exchange company based on a claim that the order was unauthorized. At minimum, verification will confirm the following order information with the customer which placed the order:

                  6.4.1.   Order confirmed;

                  6.4.2. Confirmation that the customer was sold an appropriate Sprint service;

                  6.4.3.   Name, address and phone number confirmed;

                  6.4.4. Customer's understanding and willingness to pay local exchange company PIC change charge confirmed.

         6.5.     The following minimum performance standards shall apply:

                  6.5.1.   Outbound:

                           6.5.1.1. An "A"-Status SPH per TSR station hour as
                                    defined by Sprint   *    days prior to each
                                    new  month. SPH may vary by program.

                           6.5.1.2. Unconfirmed sales must not exceed 5% of
                                    total monthly sales.

                  6.5.2.   Inbound:

                           6.5.2.1. Handle an average number of calls per TSR
                                    station hour, as defined by Sprint in
                                    writing    *    days prior to each new
                                    month. Average handled per hour may vary by program.

                           6.5.2.2. An "A"-Status close ratio as defined by
                                    Sprint in writing     *    days prior to
                                    each new month. Close ratios may vary by program.

                           6.5.2.3. Abandonment rate not to exceed * in any
                                    month

                           6.5.2.4. Unconfirmed sales must not exceed    *    of
                                    total monthly sales

                  6.6. TELAC and Sprint will review TELAC's performance under this Contract Order in comparison to the Performance Standards at least monthly and determine the priorities and plans for the execution of future work. The reviews will be prepared in any reasonable format to meet the needs of Sprint. TELAC and Sprint will mutually agree on any changes to the Performance Standards at this time.

7.       Incorporation of Terms of Master Agreement

         7.1. This Contract Order is entered into by the parties pursuant to the Master Services Agreement, Contract Number CM7113400. All of the terms, provisions and conditions of the Master Services Agreement are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were fully set forth in this Contract Order. By their execution and delivery of this Contract Order, the parties hereby reaffirm all of the terms, provisions and conditions of the Master Services Agreement.

SIGNED

SPRINT/UNITED MANAGEMENT COMPANY                  TELEPHONE ACCESS, INC.


--------------------------------                  -----------------------------
         (Signature)                                       (Signature)

--------------------------------                  ------------------------------
         (Print Name)                                      (Print Name)

--------------------------------                  ------------------------------
         (Title)                                           (Title)

---------------------------------                 ------------------------------
         (Date)                                            (Date)

-------------------------------------------
* Confidential portion of Exhibit 10(s) that has been omitted and filed separately with the Securities and Exchange Commission.

                             TELEPHONE ACCESS, INC.

                          CONTRACT ORDER NO. CK7113403

This Contract Order is issued pursuant to the Master Services Agreement (the Agreement) number CM7113400 between Sprint/United Management Company, a Kansas corporation ("Sprint"), with offices located at 2330 Shawnee Mission Parkway, Westwood Kansas and Telephone Access, Inc. dba TELAC, a Delaware corporation ("TELAC"), with offices at located at 2200 Clarendon Blvd., Suite 1109, Arlington, VA, 22201.

Pursuant to this Contract Order and the terms of the Agreement, TELAC agrees to supply and perform certain services related to the project as set out more fully below, in consideration of the payment by Sprint at the rates set out.

This contract order is for a specific project within the market(s) defined by Sprint as GI Market. The services TELAC will provide for this market concentration will include Sales.

1.       Project

         1.1. Telephone Service Representatives (TSRs) employed by TELAC shall receive or make calls on 800 numbers set up by Sprint and attempt to sell Sprint's telecommunications services to potential customers and to gather from potential customers certain information reasonably requested by Sprint. TELAC shall use Sprint's telecommunications network for all callers on the 800 Numbers.

         1.2. Outbound telemarketing is limited to 9:00 am to 9:00 pm local time of destination of call, Monday through Sunday. No calls made on legal holidays or on agreed upon traditional ethnic holidays.

         1.3. Sprint will provide leads, in sufficient quantity, on 6250 BPI, 9 track magnetic tape or other mutually acceptable mediums.

         1.4. TELAC shall provide a dedicated project manager at no cost to oversee and manage the TSRs and to act as the primary contact with Sprint.

         1.5. TELAC shall make available to Sprint a dedicated work space (with reasonable privacy and access to a telephone, analog line and electrical outlets) on TELAC's premises for use by Sprint's project manager during reasonable visits to TELAC's premises. TELAC may utilize such work space for other purposes when Sprint's project manager is not visiting TELAC's premises.

         1.6.     TELAC shall provide, at no cost, at least one Quality
                  Development Representative "QDR" per     *     TSRs (defined
                  as the TELAC employee(s) who are responsible for quality development of the services provided hereunder).

         1.7. Supplier's QDRs will monitor each (TSR) at least once per shift.

         1.8. To the extent permitted by law and at Sprint's expense, Sprint may remote monitor the TSRs.

         1.9. Sprint will make E-mail available between Sprint and TELAC, at no charge.

         1.10. TELAC shall transmit orders to Sprint daily through mutually agreed upon data transmission method.

         1.11. TELAC shall provide terminals, telephones and any other equipment necessary to bring connectivity to each desktop.

                  1.11.1. TELAC shall provision and support all TSR workstation hardware for connection to Sprint owned * controllers.

                  1.11.2. TELAC shall bear all costs associated with the purchase and operation of the TSR workstations. Such workstations shall be connected in a local area network ("LAN") with sufficient security to prevent unauthorized access to Sprint information, and have at least the following characteristics:

                           *

                  1.11.3. TELAC phone equipment shall posses the ability to display unique DNIS of incoming call to the individual TSR workstation for specific script adherence.

                  1.11.4. TELAC shall be responsible for the cost of all facility telephone hardware and software. Sprint shall provide Tl's and CSU's/DSU's. The CSU/DSU will be the Sprint Demarc.

                  1.11.5. TELAC shall be responsible for all voice connections and equipment past the CSU/DSU.

                  1.11.6.  TELAC shall provide controllers,    *   to connect to
                           Sprint's    *    computer.

                  1.11.7. TELAC shall provide compatibility with Sprint's network routing product for acceptance of inbound overflow calls.

         1.12.    Supplier shall provide the following written reports to
                  Sprint:

                  1.12.1.  Daily Sales Report (format provided by Sprint).

                  1.12.2. Weekly and monthly sales forecasts, planned sales activities reports.

                  1.12.3.  Customer complaints and disposition, as required.

                  1.12.4. A monthly reconciliation of work done on the lead lists is to be sent to Sprint no later than the fifth workday after the end of the preceding month. This reconciliation needs to be program specific.

         1.13. Supplier will transmit all sales within * hours, and will transmit sales on-line or batch daily. Supplier will transmit
                  a minimum of   *   of all outbound orders using the on-line
                  verification transfer process.

         1.14. If a customer requests information Supplier will provide that customer's name, address, phone number, and type of information the customer wants within * hours of the request to Sprint for fulfillment.

         1.15.    Sprint will verify all sales transmitted within    *    hours.
                  After * hours, if Sprint cannot contact the customer the sale will go to the ballot letter verification process, if applicable. Sprint
                  will make no less than * contact attempts in the   *   hour
                  window. If any unusual circumstances exist with the account that will affect Sprint's ability to verify the account within
                  the   *    hour window, that information must be noted in the
                  note field on the sale transmission by Supplier. Supplier shall comply with Sprint's direction on the order in which leads or prospects supplied by Sprint should be contacted. Supplier will have the ability to target leads by time zone.

         1.16.    Supplier may make no more than    *   attempts to contact
                  prospective leads supplied by Sprint. Additionally, Supplier may only contact customers once, unless specifically requested by the customer, or in the event a second contact is required to ensure the quality of the sale.

2.       Term

         2.1. The initial Term of this Contract Order shall commence on January 1, 1997 and end on June 30, 1999. Unless one of the Parties gives notice to the other of its intent to either
                  renegotiate or terminate this Contract Order at least    *
                  days prior to the end of the initial Term or any successive Term, this Contract Order shall be automatically renewed for a Term of twelve months.

         2.2. Upon the expiration of the Term or earlier termination of this Contract Order:

                  2.2.1. both parties shall cooperate in the orderly winding-up of their relationship under this Contract Order;

                  2.2.2.   for a period not to exceed   *   days and subject to
                           the parties' mutual agreement as to the amounts of the applicable charges, TELAC shall assist Sprint by providing any Services set forth in this Contract Order as requested by Sprint subject to payment (or prepayment if requested by TELAC) by Sprint of the charges applicable hereunder at the mutually agreed upon amounts; and

                  2.2.3. both parties will coordinate the return or destruction of Proprietary Information as provided in
                           Section 7 of the Master Agreement.

3.       Services and Rates

3.1. TELAC shall provide Sprint with the following Services and Sprint shall pay TELAC for such Services at the particular rates also identified.

         3.1.1. TSR Services. "TSRs" are TELAC personnel that are designated by TELAC to receive and respond to inbound telephone inquiries from, and to initiate and conduct outbound telephone inquires to, customers regarding Sprint programs and/or other products or services and to perform other services mutually agreed upon, including without limitation, data entry. this Contract Order, TSRs shall include working supervisor TSRs. TELAC shall provide the following "TSR Services":

                  3.1.1.1. TELAC's TSRs shall, pursuant to the terms of this
                           Contract Order, comply with all scripts (which may include credit card verification procedures.)

                  3.1.1.2. * "Station Time" shall be the time that a trained TSR is signed into the Rockwell Dialer/ACD system and is ready and available to perform TSR Services and to perform call wrap-up procedures.

                                                   *

                                    If for any reason the TELAC automated
                           operating system that tracks Station Time is not functioning or otherwise does not track Station Time, then Station Time will be calculated manually by TELAC, subject to Sprint's audit rights hereunder.

         3.1.2.   Training.

                  As used herein, "Trainee" shall mean TELAC TSRs and QDRs needing Sprint Product training, and "Training" shall mean training of Trainees with respect to the Services to be provided by TELAC to Sprint hereunder, including without limitation new programs and product training and new hire training. Sprint shall reasonably determine the amount of training required for any particular program or product. Any training required above the designated amount shall not be charged to Sprint. Sprint shall not be responsible to pay for training of new TSRs that, as a result of turnover (not attributable to Sprint), who are hired specifically to replace previously trained TSRs. TELAC will inform Sprint in advance on necessary Training.

                  3.1.2.1. *

         3.1.3. Travel. TELAC will be reimbursed for travel, living, and other expenses, outside the normal course of business if authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies and approved by Sprint in writing, as set out in the Agreement.

3.2.     Incentives.
         TELAC shall, at its sole expense, pay TSRs and other TELAC personnel performing services under this Contract Order monetary and/or non-monetary incentives similar to those incentives offered directly by TELAC (which are not reimbursed by any one person) to TELAC personnel performing similar services for other similar TELAC clients. Such incentive programs shall be designed to, among other things, reward call handling efficiencies, quality and accuracy.

3.3.     Bonus.
         Sprint may, at Sprint's sole expense and discretion, offer and pay monetary and/or non-monetary bonuses to TELAC for its performance of Services under this Contract Order. While the parties recognize and agree that Sprint may in its sole discretion modify and/or terminate any such bonus programs, such modifications and/or terminations may not be applied by Sprint retroactively to performance incentives previously agreed to by the parties. Sprint agrees to make all bonus payments to TELAC and shall not make direct payments of cash or other incentives directly to TELAC personnel.

4.       Invoicing

         4.1. Invoices submitted by TELAC will describe the Services rendered during the invoice period, will identify any other authorized expenses incurred in the performance of Services hereunder, and will make reference to the Master Agreement and this Contract Order number. All invoices will be sent to the following address or to such other address as designated by Sprint in writing:

                  ORIGINAL:    Sprint
                               10951 Lakeview
                               Lenexa, KS 66219
                               Attention: Finance
                               Phone: *

                               Fax: *

5.       Staffing Levels

         5.1.     Sprint will provide to TELAC, at least   *   days in advance,
                  the projected hours, designated by language and environment, as well as the Sales Per Hour, that Sprint wants TELAC to provide during the coming calendar month.

6.       Performance Standards

         6.1. In performing the Services, TELAC agrees to meet the following Performance Standards. Performance Standards may be modified by mutual agreement of the parties. All Performance Standards, as applicable, shall be measured on a weekly basis, as described below. All Performance Standards shall be measured at the Project level and not at the individual TSR level.

         6.2. Performance Standard for Sales Per Hour (SPH) is to be defined as number of "A"-Status sales per TSR station hour billed.

         6.3. An "A" status sale shall represent an order that has achieved a rating as an "active" (A-Status) account in Sprint's AMOS system.

         6.4. An "unconfirmed" sale shall represent an order that has been canceled because of Sprint's verification processes, and must not be subject to revocation by either the customer or the local exchange company based on a claim that the order was unauthorized. At minimum, verification will confirm the following order information with the customer which placed the order:

                  6.4.1.   Order confirmed;

                  6.4.2. Confirmation that the customer was sold an appropriate Sprint service;

                  6.4.3.   Name, address and phone number confirmed;

                  6.4.4. Customer's understanding and willingness to pay local exchange company PIC change charge confirmed.

         6.5.     The following minimum performance standards shall apply:

                  6.5.1.   Outbound:

                           6.5.1.1. An "A"-Status SPH per TSR station hour as
                                    defined by Sprint * days prior to each new month. SPH may vary by program.

                           6.5.1.2. Unconfirmed sales must not exceed * of
                                    total monthly sales.

                  6.5.2.   Inbound:

                           6.5.2.1. Handle an average number of calls per TSR
                                    station hour, as defined by Sprint in
                                    writing * days prior to each new month.
                                    Average handled per hour may vary by
                                    program.

                           6.5.2.2. An "A"-Status close ratio as defined by
                                    Sprint in writing * days prior to each new month. Close ratios may vary by program.

                           6.5.2.3. Abandonment rate not to exceed   *   in any
                                    month

                           6.5.2.4. Unconfirmed sales must not exceed    *    of
                                    total monthly sales

         6.6. TELAC and Sprint will review TELAC's performance under this Contract Order in comparison to the Performance Standards at least monthly and determine the priorities and plans for the execution of future work. The reviews will be prepared in any reasonable format to meet the needs of Sprint. TELAC and Sprint will mutually agree on any changes to the Performance Standards at this time.

7.       Incorporation of Terms of Master Agreement

         7.1. This Contract Order is entered into by the parties pursuant to the Master Services Agreement, Contract Number CM7113400. All of the terms, provisions and conditions of the Master Services Agreement are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were fully set forth in this Contract Order. By their execution and delivery of this Contract Order, the parties hereby reaffirm all of the terms, provisions and conditions of the Master Services Agreement.

SIGNED

SPRINT/UNITED MANAGEMENT COMPANY               TELEPHONE ACCESS, INC.


--------------------------------               -----------------------------
         (Signature)                                    (Signature)

--------------------------------               ------------------------------
         (Print Name)                                   (Print Name)

--------------------------------               ------------------------------
         (Title)                                        (Title)

---------------------------------              ------------------------------
         (Date)                                         (Date)

--------------------------------------------
* Confidential portion of Exhibit 10(s) that has been omitted and filed separately with the Securities and Exchange Commission.

                             TELEPHONE ACCESS, INC.

                          CONTRACT ORDER NO. CK7113404

This Contract Order is issued pursuant to the Master Services Agreement (the Agreement) number CM7113400 between Sprint/United Management Company, a Kansas corporation ("Sprint"), with offices located at 2330 Shawnee Mission Parkway, Westwood Kansas and Telephone Access, Inc. dba TELAC, a Delaware corporation ("TELAC"), with offices at located at 2200 Clarendon Blvd., Suite 1109, Arlington, VA, 22201.

Pursuant to this Contract Order and the terms of the Agreement, TELAC agrees to supply and perform certain services related to the project as set out more fully below, in consideration of the payment by Sprint at the rates set out.

This contract order is for a specific project within the market(s) defined by Sprint as the Latino Market. The services TELAC will provide for this market concentration will include Outbound and Inbound Sales, Loyalty, and Winback.

1.       Project

         1.1. Telephone Service Representatives (TSRs) employed by TELAC shall receive or make calls on * numbers set up by Sprint and attempt to sell Sprint's telecommunications services to potential customers and to gather from potential customers certain information reasonably requested by Sprint. TELAC shall use Sprint's telecommunications network for all callers on the 800 Numbers.

         1.2. Outbound telemarketing is limited to 9:00 am to 9:00 pm local time of destination of call, Monday through Sunday. No calls made on legal holidays or on agreed upon traditional ethnic holidays.

         1.3. Sprint will provide leads, in sufficient quantity, on * track magnetic tape or other mutually acceptable mediums.

         1.4. TELAC shall provide a dedicated project manager at no cost to oversee and manage the TSRs and to act as the primary contact with Sprint.

         1.5. TELAC shall make available to Sprint a dedicated work space (with reasonable privacy and access to a telephone, analog line and electrical outlets) on TELAC's premises for use by Sprint's project manager during reasonable visits to TELAC's premises. TELAC may utilize such work space for other purposes when Sprint's project manager is not visiting TELAC's premises.

         1.6. TELAC shall provide, at no cost, at least one Quality Development Representative "QDR" per * (defined as the TELAC employee(s) who are responsible for quality development of the services provided hereunder).

         1.7. Supplier's QDRs will monitor each (TSR) at least once per shift.

         1.8. To the extent permitted by law and at Sprint's expense, Sprint may remote monitor the TSRs.

         1.9. Sprint will make E-mail available between Sprint and TELAC, at no charge.

         1.10. TELAC shall transmit orders to Sprint daily through mutually agreed upon data transmission method.

         1.11. TELAC shall provide terminals, telephones and any other equipment necessary to bring connectivity to each desktop.

                  1.11.1. TELAC shall provision and support all TSR workstation hardware for connection to Sprint owned * controllers.

                  1.11.2. TELAC shall bear all costs associated with the purchase and operation of the TSR workstations. Such workstations shall be connected in a local area network ("LAN") with sufficient security to prevent unauthorized access to Sprint information, and have at least the following characteristics:

                           *

                  1.11.3. TELAC phone equipment shall posses the ability to display unique DNIS of incoming call to the individual TSR workstation for specific script adherence.

                  1.11.4. TELAC shall be responsible for the cost of all facility telephone hardware and software. Sprint shall provide Tl's and CSU's/DSU's. The CSU/DSU will be the Sprint Demarc.

                  1.11.5. TELAC shall be responsible for all voice connections and equipment past the CSU/DSU.

                  1.11.6. TELAC shall provide controllers, * cards and * software to connect to Sprint's AS400 computer.

                  1.11.7. TELAC shall provide compatibility with Sprint's network routing product for acceptance of inbound overflow calls.

         1.12.    Supplier shall provide the following written reports to
                  Sprint:

                  1.12.1.  Daily Sales Report (format provided by Sprint).

                  1.12.2. Weekly and monthly sales forecasts, planned sales activities reports.

                  1.12.3.  Customer complaints and disposition, as required.

                  1.12.4. A monthly reconciliation of work done on the lead lists is to be sent to Sprint no later than the fifth workday after the end of the preceding month. This reconciliation needs to be program specific.

         1.13. Supplier will transmit all sales within * hours, and will transmit sales on-line or batch daily. Supplier will transmit a minimum of * of all outbound orders using the on-line verification transfer process.

         1.14. If a customer requests information Supplier will provide that customer's name, address, phone number, and type of information the customer wants within * hours of the request to Sprint for fulfillment.

         1.15.    Sprint will verify all sales transmitted within * hours.
                  After * hours, if Sprint cannot contact the customer the sale will go to the ballot letter verification process, if applicable. Sprint will make no less than * contact attempts in the * hour window. If any unusual circumstances exist with the account that will affect Sprint's ability to verify the account within the 48 hour window, that information must be noted in the note field on the sale transmission by Supplier. Supplier shall comply with Sprint's direction on the order in which leads or prospects supplied by Sprint should be contacted. Supplier will have the ability to target leads by time zone.

         1.16. Supplier may make no more than * attempts to contact prospective leads supplied by Sprint. Additionally, Supplier may only contact customers once, unless specifically requested by the customer, or in the event a second contact is required to ensure the quality of the sale.

2.       Term

         2.1. The initial Term of this Contract Order shall commence on January 1, 1997 and end on June 30, 1999. Unless one of the Parties gives notice to the other of its intent to either renegotiate or terminate this Contract Order at least * days prior to the end of the initial Term or any successive Term, this Contract Order shall be automatically renewed for a Term of twelve months.

         2.2. Upon the expiration of the Term or earlier termination of this Contract Order:

                  2.2.1. both parties shall cooperate in the orderly winding-up of their relationship under this Contract Order;

                  2.2.2. for a period not to exceed * days and subject to the parties' mutual agreement as to the amounts of the applicable charges, TELAC shall assist Sprint by providing any Services set forth in this Contract Order as requested by Sprint subject to payment (or prepayment if requested by TELAC) by Sprint of the charges applicable hereunder at the mutually agreed upon amounts; and

                  2.2.3. both parties will coordinate the return or destruction of Proprietary Information as provided in
                           Section 7 of the Master Agreement.



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                                                                              35





3.       Services and Rates

3.1. TELAC shall provide Sprint with the following Services and Sprint shall pay TELAC for such Services at the particular rates also identified.

         3.1.1.   TSR Services.
                  "TSRs" are TELAC personnel that are designated by TELAC to receive and respond to inbound telephone inquiries from, and to initiate and conduct outbound telephone inquires to, customers regarding Sprint programs and/or other products or services and to perform other services mutually agreed upon, including without limitation, data entry. this Contract Order, TSRs shall include working supervisor TSRs. TELAC shall provide the following "TSR Services":

                  3.1.1.1. TELAC's TSRs shall, pursuant to the terms of this
                           Contract Order, comply with all scripts (which may include credit card verification procedures.)

                  3.1.1.2.   *     "Station Time" shall be the time that a
                           trained TSR is signed into the Rockwell Dialer/ACD system and is ready and available to perform TSR Services and to perform call wrap-up procedures.

                                                 *

                                    If for any reason the TELAC automated
                           operating system that tracks Station Time is not functioning or otherwise does not track Station Time, then Station Time will be calculated manually by TELAC, subject to Sprint's audit rights hereunder.

         3.1.2. Training. As used herein, "Trainee" shall mean TELAC TSRs and QDRs needing Sprint Product training, and "Training" shall mean training of Trainees with respect to the Services to be provided by TELAC to Sprint hereunder, including without limitation new programs and product training and new hire training. Sprint shall reasonably determine the amount of training required for any particular program or product. Any training required above the designated amount shall not be charged to Sprint. Sprint shall not be responsible to pay for training of new TSRs that, as a result of turnover (not attributable to Sprint), who are hired specifically to replace previously trained TSRs. TELAC will inform Sprint in advance on necessary Training.



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                                                                              36





                  3.1.2.1. *

         3.1.3. Travel. TELAC will be reimbursed for travel, living, and other expenses, outside the normal course of business if authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies and approved by Sprint in writing, as set out in the Agreement.

3.2.     Incentives.
         TELAC shall, at its sole expense, pay TSRs and other TELAC personnel performing services under this Contract Order monetary and/or non-monetary incentives similar to those incentives offered directly by TELAC (which are not reimbursed by any one person) to TELAC personnel performing similar services for other similar TELAC clients. Such incentive programs shall be designed to, among other things, reward call handling efficiencies, quality and accuracy.

3.3.     Bonus.
         Sprint may, at Sprint's sole expense and discretion, offer and pay monetary and/or non-monetary bonuses to TELAC for its performance of Services under this Contract Order. While the parties recognize and agree that Sprint may in its sole discretion modify and/or terminate any such bonus programs, such modifications and/or terminations may not be applied by Sprint retroactively to performance incentives previously agreed to by the parties. Sprint agrees to make all bonus payments to TELAC and shall not make direct payments of cash or other incentives directly to TELAC personnel.

4.       Invoicing

         4.1. Invoices submitted by TELAC will describe the Services rendered during the invoice period, will identify any other authorized expenses incurred in the performance of Services hereunder, and will make reference to the Master Agreement and this Contract Order number. All invoices will be sent to the following address or to such other address as designated by Sprint in writing:

                  ORIGINAL:  Sprint
                             10951 Lakeview
                             Lenexa, KS 66219
                             Attention: Finance
                             Phone: *


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                                                                              37


                             Fax: *

5.       Staffing Levels

         5.1.     Sprint will provide to TELAC, at least   *   days in advance,
                  the projected hours, designated by language and environment, as well as the Sales Per Hour, that Sprint wants TELAC to provide during the coming calendar month.

6.       Performance Standards

         6.1. In performing the Services, TELAC agrees to meet the following Performance Standards. Performance Standards may be modified by mutual agreement of the parties. All Performance Standards, as applicable, shall be measured on a weekly basis, as described below. All Performance Standards shall be measured at the Project level and not at the individual TSR level.

         6.2. Performance Standard for Sales Per Hour (SPH) is to be defined as number of "A"-Status sales per TSR station hour billed.

         6.3. An "A" status sale shall represent an order that has achieved a rating as an "active" (A-Status) account in Sprint's AMOS system.

         6.4. An "unconfirmed" sale shall represent an order that has been canceled because of Sprint's verification processes, and must not be subject to revocation by either the customer or the local exchange company based on a claim that the order was unauthorized. At minimum, verification will confirm the following order information with the customer which placed the order:

                  6.4.1.   Order confirmed;

                  6.4.2. Confirmation that the customer was sold an appropriate Sprint service;

                  6.4.3.   Name, address and phone number confirmed;

                  6.4.4. Customer's understanding and willingness to pay local exchange company PIC change charge confirmed.

         6.5.     The following minimum performance standards shall apply:




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                                                                              38




         .        6.5.1. Outbound:

                           6.5.1.1. An "A"-Status SPH per TSR station hour as
                                    defined by Sprint * days prior to each new month. SPH may vary by program.

                           6.5.1.2. Unconfirmed sales must not exceed * of
                                    total monthly sales.

                  6.5.2.   Inbound:

                           6.5.2.1. Handle an average number of calls per TSR
                                    station hour, as defined by Sprint in
                                    writing * days prior to each new month.
                                    Average handled per hour may vary by
                                    program.

                           6.5.2.2. An "A"-Status close ratio as defined by
                                    Sprint in writing   *   days prior to each
                                    new month. Close ratios may vary by program.

                           6.5.2.3. Abandonment rate not to exceed   *   in any
                                    month

                           6.5.2.4. Unconfirmed sales must not exceed   *   of
                                    total monthly sales

         6.6. TELAC and Sprint will review TELAC's performance under this Contract Order in comparison to the Performance Standards at least monthly and determine the priorities and plans for the execution of future work. The reviews will be prepared in any reasonable format to meet the needs of Sprint. TELAC and Sprint will mutually agree on any changes to the Performance Standards at this time.



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                                                                              39



7.       Incorporation of Terms of Master Agreement

         7.1. This Contract Order is entered into by the parties pursuant to the Master Services Agreement, Contract Number CM7113400. All of the terms, provisions and conditions of the Master Services Agreement are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were fully set forth in this Contract Order. By their execution and delivery of this Contract Order, the parties hereby reaffirm all of the terms, provisions and conditions of the Master Services Agreement.

SIGNED

SPRINT/UNITED MANAGEMENT COMPANY                  TELEPHONE ACCESS, INC.


--------------------------------                  ------------------------------
         (Signature)                                       (Signature)

--------------------------------                  ------------------------------
         (Print Name)                                      (Print Name)

--------------------------------                  ------------------------------
         (Title)                                           (Title)

---------------------------------                 ------------------------------
         (Date)                                            (Date)

---------------------------------------------
* Confidential portion of Exhibit 10(s) that has been omitted and filed separately with the Securities and Exchange Commission.

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